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                           Willkie Farr & Gallagher
                              One Citicorp Center
                             153 East 53rd Street
                         New York, New York 10022-4677



December 30, 1996





Warburg, Pincus Strategic Value Fund, Inc.
466 Lexington Avenue
New York, New York  10017-3147

Ladies and Gentlemen:


We hereby consent to the reference to us in the Statement of Additional Information included in Pre-Effective Amendment No. 3 to the above-referenced Fund's Registration Statement on Form N-1A.


Very truly yours,